UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: December 31, 2017

Date of reporting period: June 30, 2017

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

Hamlin High Dividend Equity Fund

Semi-Annual Report	June 30, 2017

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-HHD-FUND; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

Dear Shareholders:

Performance & Portfolio Changes

The Hamlin High Dividend Equity Fund institutional class returned +0.79% for the second quarter of 2017, trailing the S&P 500 Index’s 3.1% total return. Stocks celebrated strong Q1 corporate earnings performance, shrugging off uneven economic data, obstruction of justice charges, and another delay in healthcare reform. At the half year mark the Institutional Class has returned 4.43% versus the S&P 500 Index’s 9.34% total return. Value stocks were out of favor. Our return year-to-date is more in line with the Russell 3000 Value Index’s 4.67% gain. Hamlin is also 1.85% behind the Lipper Equity Income Index of our largest actively-managed peers, largely due to our all-cap focus vs the predominantly large-cap nature of that index. Please remember that we do not select securities to align with any index’s sector weightings or holdings. We aim to construct a quality portfolio with high current income. Our goal is to preserve our individual clients’ lifestyles and help our institutional clients meet their objectives while protecting against inflation with future dividend increases and long term capital appreciation.

Within the portfolio, relative sector contributors to performance this quarter were Telecom and Energy. Relative sector detractors were Technology, Consumer Discretionary and Health Care. The largest individual stock performance contributors were Extended Stay of America, Vodafone, Abbvie, ABB, and Sanofi. The weakest performers were American Eagle, AT&T, Regal Entertainment, Kohl’s and Flowers Foods. During the quarter we initiated positions in Extended Stay of America and Kimco Realty. These companies offered a combined average yield of 5.22% at the date of purchase, meaningfully above the S&P 500 Index 2.0% yield as of 06/30/2017. 1 We sold Cinemark, Hospitality Properties Trust, Garmin, Kohl’s, Emerson Electric, and Merck.

Outlook

Our outlook has not changed meaningfully from our Q4 2016 newsletter where we postulated that the S&P 500 Index could reach 2376 in 2017. While Dividend Discount Model 2 math supports our original target, recent large bank dividend increases may render our $48 2017 S&P 500 Index dividend estimate too low. If dividends come in at say, $49/ share this year, 2450 might make more sense assuming a 2% Index yield. The 2450 level for the S&P 500 equates to an 18.4x PE (Price to Earnings ratio) on consensus 2017 earnings (now at $133/share in line with our estimate from January), a lofty level that may be justifiable in a low-inflation, low Fed Funds environment. Global investors are particularly willing to pay a higher multiple in light of the recent 0.47% yield on 10-year government bonds in Germany.

Strong year-to-date equity performance makes sense to us. Moderate new highs from here for American stocks would likely reflect sustained year-over-year earnings growth,3 and, importantly, lower corporate tax rates. European economic and corporate performance have clearly improved, Brazil appears to be exiting an historically deep recession, China economic momentum has picked up meaningfully, and the dollar has weakened. A

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

synchronized global expansion is supporting demand for American products and services; the lower dollar is magnifying the favorable impact on reported revenue growth.

Contrary to what we read from pundits, we think that President Trump’s Russian cloud, atypical foreign diplomacy, erratic tweets and rock-bottom approval ratings improve the chances of a tax cut. Republican representatives and senators face re-election in seventeen short months and history predicts a potential changing of the guard.4 Should ObamaCare repeal pass, we suspect that the media will effectively paint that “win” as a heartless attack against the poor, elderly and working class. Nevertheless, lower taxes are easier to market to constituencies than Medicaid “cuts,” and these Republicans need to show some tangible governing accomplishment to Trump-wary voters. Recall that a cut in the corporate tax rate from today’s 35% to 22% could increase S&P 500 Index earnings year-end 2017 run rate by 9% from $133 to $145,5 dropping the market 2017 PE to 16.7x, barely above the 15.8x average current year PE over the past fifteen years according to factset. Equities may also be discounting a longer sunset period, rendering any tax cuts less temporary than the G W. Bush reconciliation-driven reduction. Finally, we think that seemingly elevated stock prices are anticipating repatriation of foreign cash hoards. Some combination of increased acquisition, capital expenditure, stock buyback, and dividend growth activity should ensue. All of these options are stimulative and stock market friendly.

While we believe that the positives are underappreciated by both professional and retail investors, we think that broader market upside is limited. The Federal Reserve is less accommodative. Chair Yellen tapered bond purchases, then stopped quantitative easing, and has raised rates four times since the financial crisis. She clearly wants to raise rates in the future and has announced an overdue balance sheet reduction plan. We have a hard time betting on further PE expansion with Fed Funds rising.

High debt levels globally continue to limit aggregate demand and corporate revenue growth. While higher wages should underpin consumption, they also suggest that profit margins may have peaked. Rising PEs for a narrow list of primarily technology stocks is an indicator that this bull market, the second longest ever, is aging.

While ever mindful of the macro-economic investment climate, we spend most of our time on security-specific research. Recall that Hamlin stocks are picked with an aim to pay us a compensatory and growing cash return, and they should be managed by executives who demonstrate a commitment to increase future dividend payouts. We invest primarily in businesses with high dividend yields, manageable debt loads, attractive returns on equity, and ample free cash flow-to-dividend coverage ratios. We still believe that miniscule money market interest rates are confounding income-hungry retirees. We think that aging Americans and their investment advisors will favor the very same high-income stocks that we are purchasing for the mutual fund, particularly given the sector’s current tax advantage.

Yours truly,

Hamlin Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Mutual fund investing involves risk, including possible loss of principal. A company may reduce or eliminate its dividend, causing losses to the fund. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations.

1 Source: FactSet.

2 The dividend discount model is a method of valuing a stock or index based on the sum of expected future dividend payments and an assumed terminal value, with all components discounted to account for the time value of money.

3 The S&P 500 EPS improved 13.8% y/y in the first quarter, marking the third consecutive quarter of earnings acceleration. The companies in HCM’s portfolio generated average EPS growth of 18.6% y/y in the same period.

4 The President’s party has lost majority control of the House following mid-term elections in half of the last six presidential cycles. Going back to 1946, the President’s party has picked up House seats during the mid-term election only twice out of 18 times. In all other instances, the party lost an average of 30 House seats during the mid-term. Source: Cornerstone Macro.

5 We believe investors could be thinking about $145 in EPS for the S&P 500. This “bull case” scenario is based on 2016 EPS of $119 and 10% core earnings growth in 2017 – optimistic but feasible as the earnings recession has ended and global growth is improving. Assuming the corporate tax rate negotiation ends up at 22%, we estimate the effective S&P corporate tax rate would drop from about 28.6% to 20.8%, leading to a late 2017 run rate EPS of approximately $145 post -tax reform.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

Definition of the Comparative Index

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

P/E: The Price-to-Earnings Ratio or P/E ratio is a ratio for valuing a company that measures its current share price relative to its per-share earnings. The price-earnings ratio can be calculated as: Market Value per Share / Earnings per Share

Forward P/E: A measure of the price-to-earnings ratio (P/E) using forecasted earnings for the P/E calculation. While the earnings used are just an estimate and are not as reliable as current earnings data, there is still benefit in estimated P/E analysis. The forecasted earnings used in the formula can either be for the next 12 months or for the next full-year fiscal period.

EPS: Earnings per Share.

Lipper Equity Income Fund Index consists of funds that seek relatively high current income and growth of income through investing 65% or more of their portfolio.

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Indices are unmanaged and do not include the effect of fees. Once cannot invest directly in an index.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

SECTOR WEIGHTINGS †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 89.4%

	Shares	Value
Consumer Discretionary — 14.8%
American Eagle Outfitters	1,721,640	$20,745,762
Extended Stay America	1,584,845	30,682,599
General Motors	831,805	29,054,949
MDC Holdings	399,698	14,121,330
Regal Entertainment Group, Cl A	1,270,253	25,989,377

		120,594,017

Consumer Staples — 2.1%
Flowers Foods	992,610	17,182,079

Energy — 16.0%
Dorchester Minerals LP (A)	235,903	3,408,798
Enterprise Products Partners (A)	1,194,150	32,337,582
Equities Midstream Partners LP (A)	394,755	29,460,566
ExxonMobil	192,855	15,569,184
Royal Dutch Shell ADR, Cl B	503,195	27,388,904
Spectra Energy Partners LP (A)	504,625	21,648,412

		129,813,446

Financials — 6.8%
Federated Investors, Cl B	597,385	16,876,126
First American Financial	420,940	18,811,809

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

COMMON STOCK — continued

	Shares	Value
Financials— continued
FNB	1,363,244	$19,303,535

		54,991,470

Health Care — 13.0%
AbbVie	371,870	26,964,294
GlaxoSmithKline ADR	563,016	24,277,250
Pfizer	868,325	29,167,037
Sanofi ADR	527,285	25,262,224

		105,670,805

Industrials — 4.5%
ABB ADR	793,785	19,765,246
Eaton	211,390	16,452,484

		36,217,730

Information Technology — 10.7%
Cisco Systems	890,545	27,874,058
Intel	678,080	22,878,419
Maxim Integrated Products	267,875	12,027,588
QUALCOMM	440,745	24,337,939

		87,118,004

Materials — 2.9%
Dow Chemical	179,720	11,334,940
WestRock	220,410	12,488,431

		23,823,371

Real Estate — 6.2%
Kimco Realty ‡	866,845	15,906,606
Ryman Hospitality Properties ‡	190,355	12,184,623
Weyerhaeuser ‡	678,858	22,741,743

		50,832,972

Telecommunication Services — 9.6%
AT&T	733,230	27,664,768
BCE	537,000	24,186,480
Vodafone Group ADR	924,925	26,573,095

		78,424,343

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

COMMON STOCK — continued

	Shares	Value
Utilities — 2.8%
Public Service Enterprise Group	529,375	$22,768,419

TOTAL COMMON STOCK (Cost $672,871,161)		727,436,656

SHORT-TERM INVESTMENT(B) — 9.3%

SEI Daily Income Trust, Government Fund, Cl F, 0.760% (Cost $75,322,519)	75,322,519	75,322,519

TOTAL INVESTMENTS— 98.7% (Cost $748,193,680)		$802,759,175

Percentages are based on Net Assets of $813,384,373.

‡	Real Estate Investment Trust

(A)	Securities considered Master Limited Partnership. At June 30, 2017, these securities amounted to $86,855,358 or 10.7% of net assets.
(B)	The reporting rate is the 7-day effective yield as of June 30, 2017.

ADR — American Depositary Receipt

Cl — Class

LP — Limited Partnership

REIT — Real Estate Investment Trust

As June 30, 2017, all of the Fund’s investments were Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended June 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended June 30, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $748,193,680)	$802,759,175
Receivable for Investment Securities Sold	8,074,802
Receivable for Capital Shares Sold	4,103,411
Dividends Receivable	1,838,304
Reclaim receivable	237,849
Prepaid Expenses	50,046

Total Assets	817,063,587

Liabilities:
Payable for Capital Shares Redeemed	1,697,266
Income Distributions Payable	1,278,673
Payable due to Adviser	544,001
Payable due to Administrator	74,959
Shareholder Servicing Fees Payable (Investor Class Shares)	5,012
Distribution Fees Payable (Investor Class Shares)	4,256
Chief Compliance Officer Fees Payable	1,483
Payable due to Trustees	241
Other Accrued Expenses and Other Payables	73,323

Total Liabilities	3,679,214

Net Assets	$813,384,373

Net Assets Consist of:
Paid-in Capital	$754,426,491
Undistributed Net Investment Income	559,772
Accumulated Net Realized Gain on Investments	3,832,615
Net Unrealized Appreciation on Investments	54,565,495

Net Assets	$813,384,373

Outstanding Shares of Beneficial Interest Institutional Class Shares (unlimited authorization — no par value)	36,652,463

Outstanding Shares of Beneficial Interest Investor Class Shares (unlimited authorization — no par value)	836,506

Net Asset Value, Offering and Redemption Price Per Share* Institutional Class Shares ($795,212,637 ÷ 36,652,463 shares)	$21.70

Net Asset Value, Offering and Redemption Price Per Share* Investor Class Shares ($18,171,736 ÷ 836,506 shares)	$21.72

*	Redemption price per share may vary depending on the length of time Shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
FOR THE SIX MONTHS ENDED
JUNE 30, 2017 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$ 13,633,922

Total Investment Income	13,633,922

Expenses:
Investment Advisory Fees	3,540,954
Administration Fees	403,413
Distribution Fees (Investor Class Shares)	21,806
Shareholder Servicing Fees (Investor Class Shares)	13,084
Trustees’ Fees	6,870
Chief Compliance Officer Fees	2,863
Transfer Agent Fees	108,976
Registration and Filing Fees	43,137
Printing Fees	16,003
Legal Fees	14,442
Custodian Fees	14,138
Audit Fees	11,046
Other Expenses	6,926

Total Expenses	4,203,658

Less:
Waiver of Investment Advisory Fees	(615,985)
Fees Paid Indirectly — (See Note 4)	(11,784)

Net Expenses	3,575,889

Net Investment Income	10,058,033

Net Realized Gain on Investments	18,689,764
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,671,146)

Net Realized and Unrealized Gain on Investments	14,018,618

Net Increase in Net Assets Resulting from Operations	$ 24,076,651

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations:
Net Investment Income	$10,058,033	$12,499,034
Net Realized Gain (Loss) on Investments	18,689,764	(6,579,041)
Net Change in Unrealized Appreciation (Depreciation) on
Investments	(4,671,146)	53,764,193

Net Increase in Net Assets Resulting From Operations	24,076,651	59,684,186

Dividends and Distributions:
Dividends from Net Investment Income:
Institutional Class Shares	(9,872,357)	(11,197,639)
Investor Class Shares	(189,891)	(349,997)
Return of Capital
Institutional Class Shares	–	(1,269,249)
Investor Class Shares	–	(39,664)

Total Dividends and Distributions	(10,062,248)	(12,856,549)

Capital Share Transactions:(1)
Institutional Class Shares:
Issued	373,739,576	136,716,419
Reinvestment of Distributions	8,594,001	10,499,629
Redemption Fees - Note 2	–	177
Redeemed	(63,267,561)	(140,588,041)

Increase in Net Assets From Institutional Class Shares Transactions	319,066,016	6,628,184

Investor Class Shares:
Issued	2,689,951	2,707,342
Reinvestment of Distributions	189,577	389,212
Redemption Fees - Note 2	10,440	716
Redeemed	(2,330,060)	(3,428,060)

Increase (Decrease) in Net Assets From Investor Class Shares Transactions	559,908	(330,790)

Net Increase in Net Assets From Share Transactions	319,625,924	6,297,394

Total Increase in Net Assets	333,640,327	53,125,031

Net Assets:
Beginning of Period	479,744,046	426,619,015

End of Period including undistributed net investment income of $559,772 and $563,987, respectively)	$813,384,373	$479,744,046

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios
		For a Share Outstanding Throughout The Period
	Six Months Ended June 30, 2017 (Unaudited)	Years Ended December 31,				Period Ended December 31, 2012‡
Institutional Class Shares		2016	2015	2014	2013
Net Asset Value, Beginning of Period	$21.04	$18.80	$20.38	$19.57	$15.40	$15.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.31	0.57	0.56	0.67	0.55	0.41
Net Realized and Unrealized Gain (Loss)	0.62	2.24	(1.56)	1.66	4.48	0.16

Total from Investment Operations	0.93	2.81	(1.00)	2.33	5.03	0.57

Dividends and Distributions:
Net Investment Income	(0.27)	(0.51)	(0.52)	(0.55)	(0.39)	(0.17)
Net Realized Gains	—	—	—	(0.97)	(0.47)	—
Return of Capital	—	(0.06)	(0.06)	—	—	—

Total Dividends and Distributions	(0.27)	(0.57)	(0.58)	(1.52)	(0.86)	(0.17)

Redemption Fees*	—	0.00(1)	—	—	0.00(1)	0.00(1)

Net Asset Value, End of Period	$21.70	$21.04	$18.80	$20.38	$19.57	$15.40

Total Return†	4.43%	15.06%	(5.02)%	11.83%	32.89%	3.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$795,213	$462,664	$410,965	$367,849	$192,784	$55,537
Ratio of Expenses to Average Net Assets	1.00%††	1.00%	1.00%	1.00%	1.00%	1.00%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.17%††	1.19%	1.18%	1.20%	1.31%	2.69%††
Ratio of Net Investment Income to Average Net Assets	2.85%††	2.84%	2.76%	3.20%	2.80%	3.58%††
Portfolio Turnover Rate	30%ˆ	42%	44%	40%	35%	32%ˆ

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

††	Annualized.
ˆ	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Amount represents less than $.01 per share
‡	Commenced operations on March 30, 2012.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios

		For a Share Outstanding Throughout The Period

		Years Ended December 31,
Investor Class Shares	Six Months Ended June 30, 2017 (Unaudited)	2016	2015	2014	2013	Period Ended December 31, 2012‡
Net Asset Value, Beginning of Period	$21.07	$18.83	$20.40	$19.53	$15.38	$15.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.26	0.49	0.47	0.51	0.46	0.37
Net Realized and Unrealized Gain (Loss)	0.62	2.25	(1.56)	1.70	4.47	0.14

Total from Investment Operations	0.88	2.74	(1.09)	2.21	4.93	0.51

Dividends and Distributions:
Net Investment Income	(0.23)	(0.44)	(0.42)	(0.37)	(0.31)	(0.13)
Net Realized Gains	—	—	—	(0.97)	(0.47)	—
Return of Capital	—	(0.06)	(0.06)	—	—	—
Total Dividends and
Distributions	(0.23)	(0.50)	(0.48)	(1.34)	(0.78)	(0.13)

Redemption Fees*	0.00(1)	0.00(1)	—	—	—	—

Net Asset Value, End of Period	$21.72	$21.07	$18.83	$20.40	$19.53	$15.38

Total Return†	4.18%	14.62%	(5.40)%	11.25%	32.24%	3.45%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$18,172	$17,080	$15,654	$17,895	$19,905	$8,637
Ratio of Expenses to Average Net Assets	1.40%††	1.38%	1.43%	1.50%	1.50%	1.50%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.57%††	1.56%	1.61%	1.70%	1.81%	3.19%††
Ratio of Net Investment Income to Average Net Assets	2.42%††	2.47%	2.32%	2.46%	2.30%	3.21%††
Portfolio Turnover Rate	30%ˆ	42%	44%	40%	35%	32%ˆ

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

††	Annualized.
ˆ	Portfolio turnover rate is for the period indicated and has not been annualized.
‡	Commenced operations on March 30, 2012.
(1)	Amount represents less than $0.01 per share.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 55 funds. The financial statements herein are those of the Hamlin High Dividend Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek high current income and long-term capital gain. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of June 30, 2017, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six month period ended June 30, 2017, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six month period ended June 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended June 30, 2017, the Fund did not recognize any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Return of Capital Estimates — Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of income and

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Funds’ shares.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income semi-annually. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 7 days. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital. For the six month period ended June 30, 2017, the Fund retained fees of $10,440. For the year ended December 31, 2016, the Fund retained fees of $893. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six month period ended June 30, 2017, the Fund was charged $403,413, for these services.

The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Investor Class Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. For the six month period ended June 30, 2017, the Fund’s Investor Class Shares incurred $21,806 of distribution fees, an effective rate of 0.25%.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the six month period ended June 30, 2017, the Fund’s Investor Class Shares incurred $13,084 of shareholder servicing fees, an effective rate of 0.15%.

MUFG Union Bank, N.A. serves as Custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the six month

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

period ended June 30, 2017, the Fund earned cash management credits of $11,784 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Hamlin Capital Management, LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional Class Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund’s Institutional Class Shares’ average daily net assets until April 30, 2018. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Investor Class Shares’ total annual operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund’s Investor Class Shares’ average daily net assets until April 30, 2018. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2018. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 1.00% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

As of June 30, 2017, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until December 31:	Amount
6/30/2015 - 6/30/2016	2018	$752,943
6/30/2016 - 6/30/2017	2019	841,848
6/30/2017 - 6/30/2018	2020	1,049,001

		$2,643,792

6.	Share Transactions:

	Six Month Period Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Share Transactions:
Institutional Class Shares
Issued	17,182,973	6,919,057
Reinvestment of Distributions	396,037	512,066
Redeemed	(2,911,557)	(7,300,795)

Net Institutional Class Shares Capital Share Transactions	14,667,453	130,328

Investor Class Shares
Issued	123,792	133,848
Reinvestment of Distributions	8,728	18,942
Redeemed	(106,556)	(173,596)

Net Investor Class Shares Capital Share Transactions	25,964	(20,806)

Net Increase in Shares Outstanding From Share Transactions	14,693,417	109,522

7.	Investment Transactions:

For the six month period ended June 30, 2017, the Fund made purchases of $433,390,184 and sales of $193,326,402 in investment securities other than long-

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions paid during the years ended December 31, 2016 and December 31, 2015, was as follows:

	Ordinary Income	Return of Capital	Total
2016	$11,547,636	$1,308,913	$12,856,549
2015	12,094,801	1,418,289	13,513,090

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforwards	$(14,952,360)
Unrealized Appreciation	59,895,860
Other Temporary Differences	(21)

Total Distributable Earnings	$44,943,479

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

or long-term capital losses rather than being considered all short-term as under previous law.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at June 30, 2017, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$748,193,680	$72,517,572	($17,952,077)	$54,565,495

9.	Concentration of Risks:

The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

The Hamlin High Dividend and Equity Fund invests in MLPs. MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interest are all in a particular industry, the MLP will be negatively impacted by economic events adversely impact that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

10.	Other:

At June 30, 2017, 27% of Institutional Class Shares total shares outstanding were held by two record shareholders and 87% of Investor Class Shares total shares outstanding were also held by two record shareholders each owning 10% or greater

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

11.	Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

12.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2017 to June 30, 2017).

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5%return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2017 (Unaudited)

DISCLOSURE OF FUND EXPENSES

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Annualized Expense Ratios	Expenses Paid During Period*
Hamlin High .Dividend Equity Fund

Actual Fund Return
Institutional Class Shares	$1,000.00	$1,044.30	1.00%	$5.07
Investor Class Shares	1,000.00	1,041.80	1.40	7.08

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.84	1.00%	$5.01
Investor Class Shares	1,000.00	1,017.86	1.40	6.99

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Hamlin High Dividend Equity Fund

PO Box 219009

Kansas City, MO 64121-9009

1-855-HHD-FUND

Adviser:

Hamlin Capital Management, LLC

640 Fifth Avenue, 6th Floor

New York, NY 10019

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund.

HCM-SA-001-0600

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 6, 2017

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller & CFO

Date: September 6, 2017